PROFUNDS VP

Supplement dated October 19, 2005

to the Prospectus dated May 1, 2005

Effective after the close of the New York Stock Exchange on December 16, 2005 (“Effective Date”), Standard & Poor’s (“S&P”) will implement changes to the names and index calculation methodology of the S&P/Barra style indexes (the “S&P/Barra Indexes”). These changes are expected to affect the index composition and index names of the S&P/Barra Indexes utilized by certain ProFunds VP, as described in the table below. Such changes are not expected to involve substantive changes to the investment objectives and strategies of such ProFunds VP. However, on the Effective Date, the names and index descriptions of the affected indexes contained in the Prospectus will be changed. Although ProFund Advisors LLC will seek to minimize the impact of these changes, they are expected to require one time restructuring of the affected ProFunds VP potentially resulting in portfolio turnover, transaction costs and capital gains.

Fund	Current Benchmark Index Name	New Benchmark Index Name on Effective Date	New Benchmark Description
ProFund VP Large-Cap Value	S&P 500/Barra Value Index	S&P 500/Citigroup Value Index	The S&P 500/Citigroup Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

ProFund VP Large-Cap Growth	S&P 500/Barra Growth Index	S&P 500/ Citigroup Growth Index	The S&P 500/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

ProFund VP Small-Cap Value	S&P SmallCap 600/Barra Value Index	S&P SmallCap 600/ Citigroup Value Index	The S&P SmallCap 600/Citigroup Value Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the value end of the growth-value spectrum.

ProFund VP Small-Cap Growth	S&P SmallCap 600/Barra Growth Index	S&P SmallCap 600/ Citigroup Growth Index	The S&P SmallCap 600/Citigroup Growth Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the growth end of the growth-value spectrum.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P MidCap 400/Citigroup Growth Index,” “S&P MidCap 400/Citigroup Value Index,” “S&P SmallCap 600/Citigroup Growth Index,” and “S&P Small-Cap 600/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup and have been licensed for use by ProFunds. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

Please keep this information with your prospectus for future reference.

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